UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): April 16, 2003


                        FIRST FINANCIAL BANKSHARES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Texas                        0-7674                        75-0944023
----------------------       ---------------------           -------------------
(State of Incorporation)     (Commission File No.)           (IRS Employer
                                                             Identification No.)


                      400 Pine Street, Abilene, Texas 79601
                      -------------------------------------
              (Address of Principal Executive Offices and Zip Code)

                  Registrant's Telephone Number (915) 627-7155

ITEM 9.  Regulation FD Disclosure

     Attached as an exhibit to this Form 8-K is the earnings release for the quarter ended March 31, 2003 of First Financial Bankshares, Inc. The information contained in this report on Form 8-K is being furnished pursuant to Item 12 of Form 8-K as directed by the U. S. Securities and Exchange Commission.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           FIRST FINANCIAL BANKSHARES, INC.
                                           (Registrant)



DATE:  April 16, 2003                By:  /S/ F. SCOTT DUESER
                                          -------------------------------------
                                          F. SCOTT DUESER
                                          President and Chief Executive Officer

                                                                       EXHIBIT

For immediate release, Wednesday, April 16, 2003.......

First Financial Bankshares, Inc. today reported quarterly earnings of $8.4 million for the three months ended March 31, 2003, an increase of 3.3 percent over earnings of $8.2 million for the same period in 2002. Earnings per share amounted to $0.68, up 3.0 percent as compared to $0.66 for the first quarter of 2002.

As of March 31, 2003, consolidated assets of First Financial Bankshares, Inc. totaled $1.996 billion, up from $1.885 billion a year earlier. Loans at March 31, 2003, totaled $955.7 million, up by $15.1 million, or 1.6 percent, from the same period in 2002. Total deposits were $1.723 billion, as compared to $1.630 billion the year before. Shareholders' equity amounted to $240.2 million at March 31, 2003, an increase of $23.0 million over the prior year.

Commenting on the Company's operations, President and Chief Executive Officer F. Scott Dueser stated, "We are very pleased with the Company's first quarter 2003 results especially in light of tightening interest margins and uncertain economic times currently being experienced."

First Financial Bankshares, Inc., headquartered in Abilene, Texas, is the holding company of 10 Texas banks, operating from 28 locations. The banks are First National Bank of Abilene; First Financial Bank, National Association (Cleburne); Eastland National Bank; Hereford State Bank; City National Bank, Mineral Wells; San Angelo National Bank; First Financial Bank, National Association (Southlake); Stephenville Bank & Trust Co.; First National Bank, Sweetwater; and Weatherford National Bank. Stock of First Financial Bankshares, Inc. is listed on The Nasdaq Stock Market under the trading symbol FFIN and is held by more than 3,500 shareholders. The Annual Meeting of Shareholders of the Company will be held April 22, 2003, at 10:30 a.m. in the Abilene Civic Center.






                                  *****

The numbers contained within this release are unaudited. Certain statements contained herein may be considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. These statements are based upon the belief of the Company's management, as well as assumptions made beyond information currently available to the Company's management, and may be, but not necessarily are, identified by such words as "expect", "plan", "anticipate", "target", "forecast" and "goal". Because such "forward-looking statements" are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from the Company's expectations include competition from other financial institutions and financial holding companies; the effects of and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Federal Reserve Board; changes in the demand for loans; fluctuations in value of collateral and loan reserves; inflation, interest rate, market and monetary fluctuations; changes in consumer spending, borrowing and savings habits; and acquisitions and integration of acquired businesses, and similar variables. Other key risks are described in the Company's reports filed with the Securities and Exchange Commission, which may be obtained under "Investor Relations-Documents/Filings" on the Company's web site or by writing or calling the Company at 325.627.7155. Except as otherwise stated in this news announcement, the Company does not undertake any obligation to update publicly or revise any forward-looking statements because of new information, future events or otherwise.

                        FIRST FINANCIAL BANKSHARES, INC.
                   CONSOLIDATED FINANCIAL SUMMARY (UNAUDITED)
                      (In thousands, except per share data)


                                                                               March 31,
                                                                     ------------------------------
                                                                          2003             2002
                                                                     -------------   --------------
ASSETS:
Cash and due from banks                                              $      96,292   $       75,983
Fed funds sold                                                              17,875           66,600
Investment securities                                                      850,308          718,394
Loans                                                                      955,650          940,581
     Allowance for loan losse                                               11,363           10,858
                                                                     -------------   --------------
Net loans                                                                  944,287          929,723
Premises and equipment                                                      41,084           42,000
Goodwill and intangible assets                                              24,837           24,678
Other assets                                                                21,722           27,706
                                                                     -------------   --------------
     Total assets                                                    $   1,996,405   $    1,885,084
                                                                     =============   ==============

LIABILITIES AND SHAREHOLDERS'  EQUITY:
Noninterest-bearing deposits                                         $     431,521   $      379,903
Interest-bearing deposits                                                1,291,884        1,250,011
                                                                     -------------   --------------
     Total deposits                                                      1,723,405        1,629,914
Repurchase agreements                                                       12,490           23,367
Other liabilities                                                           20,312           14,585
Shareholders' equity                                                       240,198          217,218
                                                                     -------------   --------------
     Total liabilities and shareholders' equity                      $   1,996,405   $    1,885,084
                                                                     =============   ==============

                                                                           Three Months Ended
                                                                               March 31,
                                                                     ------------------------------
INCOME STATEMENTS                                                         2003             2002
                                                                     -------------   --------------
Interest income                                                      $      24,589   $       26,473
Interest expense                                                             4,718            7,073
                                                                     -------------   --------------
Net interest income                                                         19,871           19,400
Provision for loan losses                                                      511              399
                                                                     -------------   --------------
Net interest income after
     provision for loan losses                                              19,360           19,001
Noninterest income                                                           7,836            6,925
Noninterest expense                                                         15,112           14,234
                                                                     -------------   --------------
     Net income before income taxes                                         12,084           11,692
Income tax expense                                                           3,634            3,513
                                                                     -------------   --------------
     Net income                                                      $       8,450   $        8,179
                                                                     =============   ==============

PER COMMON SHARE DATA
Net income - basic                                                   $        0.68   $         0.66
Net income - diluted                                                          0.68             0.66
Cash dividends                                                                0.35             0.30
Book value                                                                   19.42            17.60
Market  value                                                                35.50            33.21

PERFORMANCE RATIOS
Return on average assets                                                      1.72 %           1.76 %
Return on average equity                                                     14.49            15.50
Net interest margin (tax equivalent)                                          4.64             4.79
Efficiency ratio                                                             52.51            52.31


                        FIRST FINANCIAL BANKSHARES, INC.
                       SELECTED FINANCIAL DATA (UNAUDITED)
                      (In thousands, except per share data)

                                                                                             2002
                                                 Qtr. Ended     ---------------------------------------------------------------
                                                Mar. 31, 2003      Dec. 31,        Sept. 30,       June 30,         March 31,
                                                --------------  --------------  --------------  --------------  ---------------
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period                   $     11,219   $      11,530    $     11,120   $      10,858   $       10,602
Loans charged off                                        (902)         (1,291)           (413)           (449)            (434)
Loan recoveries                                           535             171             171             201              291
                                                --------------  --------------  --------------  --------------  ---------------
Net (charge-offs) recoveries                             (367)         (1,120)           (242)           (248)            (143)
Provision for loan losses                                 511             809             652             510              399
                                                --------------  --------------  --------------  --------------  ---------------
Balance at end of period                         $     11,363   $      11,219    $     11,530   $      11,120   $       10,858

Allowance for loan losses /
     period-end loans                                    1.19  %         1.16  %         1.21  %         1.19  %          1.15 %
Allowance for loan losses /
     nonperforming loans                                589.4           300.8           263.5           271.6            224.9
Net charge-offs / average loans
     (annualized)                                        0.15            0.46            0.10            0.09             0.06


NONPERFORMING ASSETS
Nonaccrual loans                                        1,829           3,716           4,288           4,036            4,782
Accruing loans 90 days past due                            99              14              87              58               45
                                                --------------  --------------  --------------  --------------  ---------------
     Total nonperforming loans                          1,928           3,730           4,375           4,094            4,827
Foreclosed assets                                       1,345             536           1,024           1,021              808
                                                --------------  --------------  --------------  --------------  ---------------
     Total nonperforming assets                  $      3,273   $       4,266    $      5,399   $       5,115   $        5,635
                                                ==============  ==============  ==============  ==============  ===============

As a % of loans and foreclosed assets                    0.34  %         0.44  %         0.57  %         0.55  %          0.60 %


CAPITAL RATIOS
Tier 1 Risk-based                                       19.33  %        18.42  %        18.51  %        18.22  %         17.63 %
Total Risk-based                                        20.40           19.47           19.58           19.26            18.64
Tier 1 Leverage                                         10.35           10.51           10.51           10.37            10.22
Equity to assets                                        12.03           11.98           12.18           11.92            11.52
